UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report:                 March 13, 1995

                        Commission File Number 1-8241
                                 _________



                             PRESIDIO OIL COMPANY
            (Exact name of registrant as specified in its charter)


         DELAWARE                                               95-3049484
(State or other jurisdiction of                              (I.R.S.Employer
incorporation or organization)                             Identification No.)



                         5613 DTC PARKWAY, SUITE 750
                        ENGLEWOOD, COLORADO 80111-3065
                  (Address of principal executive offices)
                                  (Zip Code)


                                (303) 773-0100
            (Registrant's telephone number, including area code)



                                Not Applicable
            (Former name, former address and former fiscal year,
                         if changed since last report)

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Item 5.    Other Events

Incorporated herein by reference to the Company's press release dated March 13, 1995, contained in Exhibit 20.1 to this form.


Item 7.     Financial Statements and Exhibits

(c)         Exhibits

20.1 The Company's press release dated March 13, 1995, announcing the interest rate for the period May 15, 1995 to August 14, 1995 on its Senior Subordinated Gas
            Indexed Notes Due 1999 and Senior Gas Indexed Notes Due 2002 to be 13.250%.

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                                 SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         PRESIDIO OIL COMPANY
                                         -------------------------------
                                         Registrant



DATE:   March 13, 1995                   /s/ Charles E. Brammeier
      ------------------                 -------------------------------
                                         Charles E. Brammeier
                                         Controller
                                         (Principal Accounting Officer)
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